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                                                                    Exhibit 10.2

                                 CONVERSE INC.
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                  --------------------------------------------

                   (as amended and restated on July 30, 1997)


     The purposes of the Converse Inc. 1995 Non-Employee Director Stock Option Plan (the "Plan") are to foster and promote the long term financial success of Converse Inc. (the "Company") by (a) attracting and retaining directors who are not employees and are not affiliated with the Company's largest stockholders, Lion Advisors, L.P. ("LALP") and Apollo Investment Fund, L.P. ("AIFLP") ("Non-Employee Directors") of outstanding ability by providing for the grant of nonqualified stock options; (b) providing Non-Employee Directors with compensation opportunities which are competitive with other corporations; and
(c) enabling such directors to participate in such financial success of the Company by encouraging them to become owners of the common stock of the Company. The Company believes that the Plan will cause the participants to contribute materially to the growth of the Company, thereby benefitting the Company's stockholders and will align the economic interests of the participants with those of the stockholders.

1.   Administration
     --------------

     Administration of this Plan is intended to be self-executing in accordance with the express terms and conditions of the Plan. However, to the extent that determinations are required with respect to ministerial matters under the Plan, such determinations shall be made by a committee (the "Committee") consisting of not less than two persons appointed by the Board of Directors of the Company from among its members who are Non-Employee Directors of the Company, all of whom shall be "disinterested persons" as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). In no event shall such determinations affect the eligibility of awards made or to be made under the Plan as "formula awards" within the meaning of Rule 16b-3(c)(2)(ii) under the Exchange Act, or any successor regulation. Subject to the foregoing, the Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding.


2.   Grants
     ------

     Incentives under the Plan shall consist of nonqualified stock options ("Grants"). All Grants shall be subject to the terms and conditions set forth herein and to those other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the employee (the "Grant Letter"). The Committee shall approve the form and provisions of each Grant Letter to each Non-Employee Director; provided, however, that Grants to Non-Employee Directors shall be made only in accordance with the provisions of Section 5.

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3.   Shares Subject to the Plan
     --------------------------

     (a) Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company ("Company Stock") that have been or may be issued or transferred under the Plan is 45,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares repurchased by the Company on the open market. If and to the extent options granted under the Plan terminate, expire, or cancel without having been exercised, the shares subject to such option shall again be available for purposes of the Plan.


     (b) If there is any change in the number or kind of shares of Company Stock issuable under the Plan through the declaration of stock dividends, or through a recapitalization, stock splits, or combinations or exchanges of such shares, or merger, reorganization or consolidation of the Company, reclassification or change in par value or by reason of any other extraordinary or unusual events affecting the outstanding Company Stock as a class without the Company's receipt of consideration, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock for which any one individual participating in the Plan may be granted over the term of the Plan, the number of shares of Company Stock for which automatic grants are to be subsequently made to Non-Employee Directors under Section 5 and the number of such shares covered by outstanding Grants, and the price per share or the applicable market value of such Grants, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number or kind of issued shares of Company Stock to preclude the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. The adjustments determined by the Committee shall be final, binding and conclusive.

4.   Eligibility for Participation
     -----------------------------

     Only Non-Employee Directors shall be eligible to participate in the Plan (hereinafter referred to individually as the "Participant" and collectively as the "Participants").


5.   Stock Option Grants to Non-Employee Directors
     ---------------------------------------------

     (a) Number of Shares. Each director who is a Non-Employee Director (it being understood that individuals affiliated with LALP and AIFLP are not eligible to participate in the Plan) shall receive a grant of a nonqualified stock option to purchase 7,500 shares of Company Stock as of the effective date of this Plan as set forth in Section 14, subject to the approval of the Company's stockholders. Each individual who becomes a Non-Employee Director after the effective date of this Plan as set forth in Section 14 shall receive a grant of a nonqualified stock option to purchase 7,500 shares of Company Stock as of the date of his or her first election to the Board of Directors.

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     (b)   Option Price and Exercise Period. The purchase price of Company Stock subject to such grants shall be the fair market value of a share of such stock as of the date such Stock Option is granted. The "fair market value" of Company Stock shall be the closing price of a share of Company Stock on the New York Stock Exchange; provided, however, that if shares of Company Stock shall not be listed on the New York Stock Exchange, then the fair market value will be the closing price of a share of Company Stock on the principal stock exchange on which such shares are listed for trading, or if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such stock exchange or if the Company Stock is not admitted to trading on any stock exchange the fair market price shall be the last sale reported on the NASDAQ National Market System published in the Wall Street Journal or, if no such sale is so reported, the average of the reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Security Dealers Automated System, or, if such price at the time is not available from such system, as furnished by any similar system then engaged in the business of reporting such prices and selected by the Company or, if there is no such system, as furnished by any member of the National Association of Security Dealers, selected by the Company. Each Stock Option granted pursuant to this Section shall have an exercise period of ten years from the date of grant.

     (c) Vesting of Options. The vesting period for such Stock Options shall commence on the date of grant and shall end on the third anniversary thereof, with one-third of the shares of Company Stock subject to each grant becoming exercisable on each anniversary date of the Grant, on a cumulative basis. Notwithstanding the foregoing, all outstanding Stock Options granted pursuant to this Section shall become immediately exercisable upon a Change of Control of the Company (as defined herein).

     (d) Manner of Exercise. A Non-Employee Director may exercise a Stock Option by delivering a notice of exercise to the Secretary of the Company with accompanying payment of the option price. Such notice may instruct the Company to deliver shares of Company Stock due upon the exercise of the Stock Option to any registered broker or dealer designated by the grantee ("Designated Broker") in lieu of delivery to the grantee. Such instruction must designate the account into which the shares are to be deposited.

     (e) Satisfaction of Option Price. A Non-Employee Director shall pay the option price in cash. A Non-Employee Director shall pay the option price at the time of exercise. Shares of Company Stock shall not be issued or transferred upon exercise of a Stock Option until the option price is fully paid.

     (f)   Termination of Relationship With the Company, Disability or Death.
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         (1) In the event a Non-Employee Director during his lifetime ceases to serve as a Non-Employee Director for any reason other than on account of becoming an employee of the Company or death, any Stock Option granted pursuant to this Section which is otherwise exercisable by the Non-Employee

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         Director shall terminate unless exercised within three months of the date on which he ceases to serve as a Non-Employee Director, but in any event no later than the date of expiration of the option exercise period; provided, however, that in the case of a Non-Employee Director who is disabled within the meaning of Section 105(d)(4) of the Internal Revenue Code of 1986, as amended (the "Code"), such period shall be one year (for six months in the case of options granted before July 30, 1997); provided further, however, if the optionee dies within such period, any unexercised stock options held by optionee shall thereafter be exercisable, to the extent it was exercisable on at the time of death, for a period of one year (six months in the case of options granted before July 30, 1997) from the date of such death or for the stated term of the option, whichever period is shorter.



         (2) In the event of the death of the Non-Employee Director while he is serving as a Non-Employee Director or within not more than three months of the date on which he ceases to be a Non-Employee Director, any Stock Option granted pursuant to this Section which was otherwise exercisable by the Non-Employee Director at the date of death may be exercised by his personal representative at any time prior to the expiration of one year (six months in the case of options granted before July 30, 1997) from the date of death, but in any event no later than the date of expiration of the option exercise period.



     (g) Rule 16b-3 Restrictions. Unless a Non-Employee Director could otherwise transfer Company Stock issued pursuant to a Stock Option granted pursuant to this Section without incurring liability under Section 16(b) of the Exchange Act, at least six months must elapse from the date of acquisition of the Stock Option to the date of disposition of the Company Stock issued upon exercise of such Stock Option. Notwithstanding any other provision of the Plan, this Section may not be amended more than once every six months, except for amendments necessary to conform the Plan to changes of the provisions of, or the regulations relating to, the Code.

6.  Transferability of Options
    --------------------------

           Only a Participant or his or her authorized legal representative may exercise rights under a Grant. Such persons may not transfer those rights except by will or by the laws of descent and distribution or, if permitted under Rule 16b-3 of the Exchange Act and if permitted in any specific case by the Committee in their sole discretion, pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA or the regulations thereunder. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant (a "Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant's will or under the applicable laws of descent and distribution.

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7.  Change of Control of the Company
    --------------------------------


           Upon a Change of Control (as hereinafter defined) each option granted prior to such Change of Control shall become immediately exercisable in full.
As used herein, "Change of Control" shall mean any of the following events:


           (a) The acquisition (other than by Apollo (as hereinafter defined)) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of Company Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors if the beneficial ownership of such person, entity or "group" exceeds the beneficial ownership of shares of Company Stock and the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors held by any person or entity that acquired such shares of Company Stock or securities having such voting power from the Company and by Apollo; or

           (b) Individuals who, as of the Effective Date (as defined in Section 14), constitute the Board (as of such date, the "Incumbent Board"), cease for any reason to constitute at least a majority of the Company's Board of Directors; provided, that any person becoming a director subsequent to the first anniversary of the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be considered as though such person were a member of the Incumbent Board; or

           (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company, in each case, unless the transaction was approved by a majority of the directors then comprising the Incumbent Board.

           For purposes of the definition of "Change of Control," the term "Apollo" shall mean Apollo Advisors, L.P. and LALP and any entity that controls, is controlled by or is under common control with Apollo Advisors, L.P. and LALP, including accounts under common management.

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8.   Amendment and Termination of the Plan
     -------------------------------------

           (a) Amendment. The Board of Directors of the Company, by written resolution, may amend or terminate the Plan at any time; provided, however, that any amendment that materially increases the benefits accruing to Participants under the Plan, increases the aggregate number (or individual limit for any single grantee) of shares of Company Stock that may be issued or transferred under the Plan (other than by operation of Section 3(b)), or modifies the requirements as to eligibility for participation in the Plan, shall be subject to approval by the stockholders of the Company, and provided, further, that the Board of Directors shall not amend the Plan if such amendment would cause the Plan or any Grant, or the exercise of any right under the Plan to fail to comply with the requirements of Rule 16b-3 under the Exchange Act.

           (b) Termination of Plan. The Plan shall terminate on the tenth anniversary of its effective date unless terminated earlier by the Board of Directors of the Company or unless extended by the Board with the approval of the shareholders.

           (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not result in the termination or amendment of the Grant unless the grantee consents or unless the Committee acts under Section 15(a). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 15(a) or may be amended by agreement of the Company and the grantee consistent with the Plan.


9.   Funding of the Plan
     -------------------

           This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

10.  Rights of Participants
     ----------------------

           Nothing in this Plan shall entitle any Participant or other person to any claim or right to be granted an award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any rights to be retained by or in the employ of the Company.

11.  Agreements with Participants
     ----------------------------

           Each Grant made under this Plan shall be evidenced by a Grant Letter containing such terms and conditions as the Committee shall approve; provided, however,

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that Grants to Non-Employee Directors shall be made only in accordance with the provisions of Section 5.

12.  Requirements for Issuance of Shares
     -----------------------------------

           No Company Stock shall be issued or transferred upon payment of any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Stock Option made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

13.  Headings
     --------

           Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

14.  Effective Date and Designation of the Board
     -------------------------------------------

           Subject to the approval of the Company's stockholders, this Plan shall be effective as of March ___, 1995 (the "Effective Date").

15.  Miscellaneous
     -------------

           (a) Compliance with Law. The Plan, the exercise of Grants and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by an governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation.
The Committee may, in its sole discretion, agree to limit its authority under this Section.

           (b) Ownership of Stock. A grantee or Successor Grantee shall have no rights as a stockholder with respect to any shares of Company Stock covered by a Grant until the shares are issued or transferred to the grantee or Successor Grantee on the stock transfer records of the Company.

           (c) Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with

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any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Grant thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

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